Exhibit 10.22

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”) TO CREDIT AGREEMENT is dated as of February 28, 2014, by and among AMERICAN EAGLE OUTFITTERS, INC. (the “Company”), AEO MANAGEMENT CO. (“AMC”), AEO INTERNATIONAL CORP. (“AIC”, and together with the Company and AMC, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), AE NORTH HOLDINGS CO. (“AE North”) and AMERICAN EAGLE OUTFITTERS CANADA CORPORATION (“AEO Canada”, and together with AE North, each a “Canadian Borrower” and collectively, the “Canadian Borrowers”), certain Subsidiaries of the Company party hereto pursuant to Section 2.14 (each a “Designated Borrower”, and together with the U.S. Borrowers and the Canadian Borrowers, each a “Borrower”, and collectively, the “Borrowers”), the lenders party hereto, and HSBC BANK USA, N.A. (“HSBC”), as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement referred below.

WHEREAS, the Borrowers, the lenders from time to time party thereto, and the Administrative Agent, among others, are parties to a certain Credit Agreement, dated as of March 2, 2012 (as amended by Amendment No. 1 to Credit Agreement dated as of December 11, 2012, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders party thereto have made loans to the Borrowers subject to the terms and conditions set forth therein;

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Required Lenders amend certain of the terms and provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions set forth herein, to so amend those certain terms and provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

AMENDMENTS TO CREDIT AGREEMENT

1.01 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Consolidated Fixed Charge Coverage Ratio” in its entirety as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDAR for the period of the four fiscal quarters most recently ended to (b) scheduled principal payments in respect of Indebtedness for such period plus Consolidated Rental Expense for such period plus Consolidated Interest Charges for such period.”,

1.02 Section 7.03(e) of the Credit Agreement is hereby amended by replacing the reference to “$12,500,000” with “$30,000,000”, and

1.03 Section 7.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of (i) any fiscal quarter ending prior to February 1, 2014 to be less than 1.50:1.00, (ii) the fiscal quarters ending February 1, 2014, May 3, 2014, August 2, 2014, and November 1, 2014 to be less than 1.75:1.00, (iii) the fiscal quarter ending January 31, 2015 to be less than 1.90:1.00 and (iv) any other fiscal quarter to be less than 2.00:1.00.”

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.01 Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representation and Warranties in the Credit Agreement. The representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document, or which are contained in any document previously furnished under or in connection with therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(b) Authority, Etc. The execution and delivery by each of the Loan Parties of this Amendment and the performance by each of the Loan Parties of its respective agreements and obligations under the Credit Agreement, as amended hereby, are within such Loan Party’s corporate authority and have been duly authorized by all necessary corporate and, if required, stockholder.

(c) Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of each Loan Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof.

(e) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and each of the Loan Documents is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement, the other Loan Documents or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

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ARTICLE 3

CONDITIONS PRECEDENT

3.01 Conditions Precedent. This Amendment shall be effective as of February 1, 2014 upon receipt by the Administrative Agent of all of the following, each in form and substance satisfactory to the Administrative Agent:

(a) counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and the Required Lenders;

(b) such other documents as the Administrative Agent may reasonably request; and

(c) a payment, for the account of each Lender signatory hereto, of a non-refundable amendment fee equal to 0.05% of the aggregate principal amount of the Commitment held by such Lender.

ARTICLE 4

MISCELLANEOUS

4.01 No Other Amendments; No Novation. Except as expressly provided in this Amendment, all terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

4.02 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

4.03 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4.04 Governing Law. This Amendment shall be governed by and construed in accordance with, the law of the State of New York.

4.05 Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN EAGLE OUTFITTERS, INC.

By:	/s/ Kenneth T. Barfuss
Name:	Kenneth T. Barfuss
Title:	Sr. Director of Treasury

AEO MANAGEMENT CO.

By:	/s/ Kenneth T. Barfuss
Name:	Kenneth T. Barfuss
Title:	Treasurer

AEO INTERNATIONAL CORP.

By:	/s/ Kenneth T. Barfuss
Name:	Kenneth T. Barfuss
Title:	Treasurer

AMERICAN EAGLE OUTFITTERS CANADA CORPORATION

By:	/s/ Kenneth T. Barfuss
Name:	Kenneth T. Barfuss
Title:	Treasurer

AE NORTH HOLDINGS CO.

By:	/s/ Kenneth T. Barfuss
Name:	Kenneth T. Barfuss
Title:	Treasurer

Signature Page to Amendment No. 2 to Credit Agreement

ACKNOWLEDGED BY GUARANTORS:

AE HOLDINGS CO.
AEH HOLDING COMPANY
AE DISTRIBUTION CO.
BLUE STAR IMPORTS, LTD.
AE CORPORATE SERVICES CO.
AMERICAN EAGLE CDN HOLD CO
AEO ISRAELI SERVICES CO.
AE OUTFITTERS RETAIL CO.
BSI IMPORTS COMPANY, LLC
AE RETAIL WEST LLC
RETAIL DISTRIBUTION WEST, LLC
LINMAR REALTY COMPANY II LLC
AEO REALTY CO LLC
BLUE HEART ENTERPRISES LLC
AE DIRECT CO. LLC
M+O MANAGEMENT CO LLC
M+O RETAIL LLC
AE ADMIN SERVICES CO LLC
BLUE STAR IMPORTS, L.P.
RETAIL DISTRIBUTION EAST LLC

By:	/s/ Kenneth T. Barfuss
Name:	Kenneth T Barfuss
Title:	Treasurer of each of the Guarantors listed above

RETAIL ROYALTY COMPANY
RETAIL LICENSING COMPANY
VIOLET SUN ENTERPRISES LLC

By:	/s/ Michael Rempell
Name:	Michael Rempell
Title:	President of each of the Guarantors listed above

Signature Page to Amendment No. 2 to Credit Agreement

HSBC BANK USA, N.A., as Administrative Agent, Joint Lead Arranger and Joint Bookrunner

By:	/s/ Andrew Hallman
Name:	Andrew Hallman
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

HSBC BANK USA, N.A., as a Lender and L/C Issuer

By:	/s/ Andrew Hallman
Name:	Andrew Hallman
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent, a Lender and L/C Issuer

By:	/s/ Scott Colombe
Name:	Scott Colombe
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and as a Lender

By:	/s/ Devin Roccisano
Name:	Devin Roccisano
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, N.A., as Co-Documentation Agent and as a Lender

By:	/s/ Bradley Aris
Name:	Bradley Aris
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Darren Bielawski
Name:	Darren Bielawski
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael G. Wang
Name:	Michael G. Wang
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement